Exhibit 10.19

WAIVER AND AMENDMENT NO. 1 TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This WAIVER AND AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 10, 2012 (this “Amendment”), is entered into by and among STATER BROS. MARKETS, a California corporation (“Borrower”), STATER BROS. HOLDINGS INC., a Delaware corporation (“Holdings”), and BANK OF AMERICA, N.A., as administrative agent under the Credit Agreement referred to below (“Administrative Agent”), acting with the consent of the Required Lenders pursuant to Section 11.01 of the Credit Agreement referred to below, with reference to the following facts:

RECITALS

A. Borrower, Holdings, the Lenders, the L/C Issuer and Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement dated as of November 29, 2010 (the “Credit Agreement”), pursuant to which the Lenders are providing Borrower with certain credit facilities. Capitalized terms used but not defined in this Amendment are used with the meanings set forth in the Credit Agreement.

B. Borrower has informed Administrative Agent and the Lenders that the Unfunded Pension Liability among all Pension Plans was approximately $46,342,000 as of September 30, 2012, which amount is in excess of the amount permitted under Section 9.01(i) of the Credit Agreement (the “Existing Event of Default”).

C. Borrower has requested a waiver of the Existing Event of Default and an increase to the maximum amount of the Unfunded Pension Liability permitted under the Credit Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Waiver of Existing Event of Default. In reliance upon the representations, warranties and covenants set forth in this Amendment and subject to the satisfaction of the conditions precedent set forth in this Amendment, the Existing Event of Default is hereby waived. The waiver set forth in this Section 1 of the Existing Event of Default shall not constitute a waiver of any other or future Defaults or Events of Default, whether or not similar to the Existing Event of Default.

2. Section 5.11(c)(ii) – ERISA Compliance. Clause (ii) of Section 5.11(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans does not exceed $70,000,000;

3. Section 9.01 – Events of Default. Clause (ii) of Section 9.01(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $70,000,000;

4. Representations and Warranties. Borrower and Holdings represent and warrant to Administrative Agent, the L/C Issuer and the Lenders that:

(a) giving effect to the execution and delivery of this Amendment, no Default or Event of Default has occurred and remains continuing; and

(b) each of the representations and warranties set forth in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document heretofore furnished to the Administrative Agent therewith, are true and correct as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to any earlier date (in which case such representations and warranties are true and correct as of such earlier date) and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01 of the Credit Agreement.

5. Conditions; Effectiveness. The effectiveness of this Amendment shall be subject to the prior satisfaction of the following conditions precedent:

(a) Administrative Agent shall have received this Amendment executed by Borrower and Holdings;

(b) Administrative Agent shall have received counterparts of the Consent of Guarantors, in the form attached hereto as Exhibit A, duly executed by each of the parties thereto; and

(c) Administrative Agent shall have received Consents of Lender, in the form attached hereto as Exhibit B, from the Required Lenders.

6. Effectiveness of the Credit Agreement. Except as hereby expressly amended, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed in all respects.

7. No Waiver. Except as specifically provided in Section 1 of this Amendment with respect to the Existing Event of Default, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or the L/C Issuer under the Credit Agreement or any of the other Loan Documents.

8. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

STATER BROS. MARKETS a California corporation

By:	/s/ David J. Harris
Name:	David J. Harris
Title:	Senior Vice President Finance and CFO

STATER BROS. HOLDINGS INC., a Delaware corporation

By:	/s/ David J. Harris
Name:	David J. Harris
Title:	Senior Vice President Finance and CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Waiver and Amendment No. 1

to Fourth AR Credit Agreement

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

STATER BROS. MARKETS, a California corporation

By:
Name:
Title:

STATER BROS. HOLDINGS INC., a Delaware corporation

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Brenda Schriner
Name:	Brenda Schriner
Title:	Vice President

Waiver and Amendment No. 1

to Fourth AR Credit Agreement

Exhibit A to Amendment

CONSENT OF GUARANTORS

This Consent of Guarantors dated as of December 7, 2012 (this “Consent”), is delivered with reference to the Fourth Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Stater Bros. Markets, a California corporation (“Borrower”), Stater Bros. Holdings Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent and L/C Issuer. Capitalized terms used and not defined in this Consent are used with the meanings set forth for those terms in the Credit Agreement.

Reference is hereby made to the Second Amended and Restated Guaranty dated as of November 29, 2010 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Guaranty”), originally executed by Holdings, Stater Bros. Development, Inc., a California corporation, SuperRx, Inc., a California corporation, and SBM Dairies, Inc., a California corporation, in favor of Administrative Agent. Each of the undersigned (i) consents to and approves the execution and delivery of the attached Waiver and Amendment No. 1 to Fourth Amended and Restated Credit Agreement (the “Amendment”) by Borrower and Holdings, (ii) agrees that the Amendment does not and shall not limit or diminish in any manner the obligations of the undersigned under the Guaranty or any other Loan Document to which it is a party and that such obligations would not be limited or diminished in any manner even if the undersigned had not executed this Consent, (iii) reaffirms the Guaranty and each other Loan Document to which the undersigned is a party and represents and warrants that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Guaranty or any other Loan Document to which it is a party as a result of the Amendment, and (iv) agrees that the Guaranty and the other Loan Documents to which the undersigned is a party remain in full force and effect and are hereby ratified and confirmed.

This Consent may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

[Signature page to follow]

Consent of Guarantors

IN WITNESS WHEREOF, the undersigned have caused this Consent to be duly executed as of the date first written above.

STATER BROS. HOLDINGS INC., a Delaware corporation

By:	/s/ David J. Harris
Name:	David J. Harris
Title:	Senior Vice President Finance and CFO

STATER BROS. DEVELOPMENT, INC., a California corporation

By:	/s/ David J. Harris
Name:	David J. Harris
Title:	Senior Vice President Finance and CFO

SUPER RX, INC., a California corporation

By:	/s/ David J. Harris
Name:	David J. Harris
Title:	Senior Vice President Finance and CFO

SBM DAIRIES, INC., a California corporation

By:	/s/ David J. Harris
Name:	David J. Harris
Title:	Senior Vice President Finance and CFO

Consent of Guarantors

Exhibit B to Amendment

CONSENT OF LENDER

This Consent of Lender dated as of December 7, 2012 (this “Consent”) is delivered with reference to the Fourth Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Stater Bros. Markets, a California corporation (“Borrower”), Stater Bros. Holdings Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent and L/C Issuer. Capitalized terms used and not defined in this Consent are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Waiver and Amendment No. 1 to Fourth Amended and Restated Credit Agreement, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Delivery of an executed signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

Bank of America, NA

By:	/s/ Adam Feit
Name:	Adam Feit
Title:	Senior Vice President

Please submit this Consent of Lender by email or fax to:

Eugene C. Kim

Sheppard Mullin Richter & Hampton LLP

333 South Hope Street, 43rd Floor

Los Angeles, CA 90071

213.617.5404 | direct telephone

213.443.2777 | direct fax

ekim@sheppardmullin.com

Receipt of email submissions will be confirmed.

No original signatures are required to be submitted.

Consent of Lender

Exhibit B to Amendment

CONSENT OF LENDER

This Consent of Lender dated as of December 7, 2012 (this “Consent”) is delivered with reference to the Fourth Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Stater Bros. Markets, a California corporation (“Borrower”), Stater Bros. Holdings Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent and L/C Issuer. Capitalized terms used and not defined in this Consent are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Waiver and Amendment No. 1 to Fourth Amended and Restated Credit Agreement, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Delivery of an executed signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

SUNTRUST BANK

By:	/s/ Kelly Gunter
Name:	Kelly Gunter
Title:	Vice President

Please submit this Consent of Lender by email or fax to:

Eugene C. Kim

Sheppard Mullin Richter & Hampton LLP

333 South Hope Street, 43rd Floor

Los Angeles, CA 90071

213.617.5404 | direct telephone

213.443.2777 | direct fax

ekim@sheppardmullin.com

Receipt of email submissions will be confirmed.

No original signatures are required to be submitted.

Consent of Lender

Exhibit B to Amendment

CONSENT OF LENDER

This Consent of Lender dated as of December 7, 2012 (this “Consent”) is delivered with reference to the Fourth Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Stater Bros. Markets, a California corporation (“Borrower”), Stater Bros. Holdings Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent and L/C Issuer. Capitalized terms used and not defined in this Consent are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Waiver and Amendment No. 1 to Fourth Amended and Restated Credit Agreement, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Delivery of an executed signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Gillian Dickson
Name:	Gillian Dickson
Title:	Executive Director

By:	/s/ Deborah R. Dias
Name:	Deborah R. Dias
Title:	Executive Director

Please submit this Consent of Lender by email or fax to:

Eugene C. Kim

Sheppard Mullin Richter & Hampton LLP

333 South Hope Street, 43rd Floor

Los Angeles, CA 90071

213.617.5404 | direct telephone

213.443.2777 | direct fax

ekim@sheppardmullin.com

Receipt of email submissions will be confirmed.

No original signatures are required to be submitted.

Consent of Lender

Exhibit B to Amendment

CONSENT OF LENDER

This Consent of Lender dated as of December 7, 2012 (this “Consent”) is delivered with reference to the Fourth Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Stater Bros. Markets, a California corporation (“Borrower”), Stater Bros. Holdings Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (each a “Lender” and collectively, the "Lenders") and Bank of America, N.A., as Administrative Agent and L/C Issuer. Capitalized terms used and not defined in this Consent are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Waiver and Amendment No. 1 to Fourth Amended and Restated Credit Agreement, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Delivery of an executed signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

Union Bank, N.A.

By:	/s/ Stephen W. Dunne
Name:	Stephen W. Dunne
Title:	Vice President

Please submit this Consent of Lender by email or fax to:

Eugene C. Kim

Sheppard Mullin Richter & Hampton LLP

333 South Hope Street, 43rd Floor

Los Angeles, CA 90071

213.617.5404 | direct telephone

213.443.2777 | direct fax

ekim@sheppardmullin.com

Receipt of email submissions will be confirmed.

No original signatures are required to be submitted.

Consent of Lender

Exhibit B to Amendment

CONSENT OF LENDER

This Consent of Lender dated as of December 7, 2012 (this “Consent”) is delivered with reference to the Fourth Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Stater Bros. Markets, a California corporation (“Borrower”), Stater Bros. Holdings Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent and L/C Issuer. Capitalized terms used and not defined in this Consent are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Waiver and Amendment No. 1 to Fourth Amended and Restated Credit Agreement, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Delivery of an executed signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

Bank of the West
[Insert Name of Lender]

By:	/s/ Benson W. Fong
Name:	Benson W. Fong
Title:	Vice President

Please submit this Consent of Lender by email or fax to:

Eugene C. Kim

Sheppard Mullin Richter & Hampton LLP

333 South Hope Street, 43rd Floor

Los Angeles, CA 90071

213.617.5404 | direct telephone

213.443.2777 | direct fax

ekim@sheppardmullin.com

Receipt of email submissions will be confirmed.

No original signatures are required to be submitted.

Consent of Lender

Exhibit B to Amendment

CONSENT OF LENDER

This Consent of Lender dated as of December 7, 2012 (this “Consent”) is delivered with reference to the Fourth Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Stater Bros. Markets, a California corporation (“Borrower”), Stater Bros. Holdings Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent and L/C Issuer. Capitalized terms used and not defined in this Consent are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Waiver and Amendment No. 1 to Fourth Amended and Restated Credit Agreement, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Delivery of an executed signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

Manufacturers Bank

By:	/s/ Sandy Lee
Name:	Sandy Lee
Title:	Vice President

Please submit this Consent of Lender by email or fax to:

Eugene C. Kim

Sheppard Mullin Richter & Hampton LLP

333 South Hope Street, 43rd Floor

Los Angeles, CA 90071

213.617.5404 | direct telephone

213.443.2777 | direct fax

ekim@sheppardmullin.com

Receipt of email submissions will be confirmed.

No original signatures are required to be submitted.

Consent of Lender

Exhibit B to Amendment

CONSENT OF LENDER

This Consent of Lender dated as of December 7, 2012 (this “Consent”) is delivered with reference to the Fourth Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Stater Bros. Markets, a California corporation (“Borrower”), Stater Bros. Holdings Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent and L/C Issuer. Capitalized terms used and not defined in this Consent are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Waiver and Amendment No. 1 to Fourth Amended and Restated Credit Agreement, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Delivery of an executed signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

STATE BANK OF INDIA (CALIFORNIA)

By:	/s/ Rimjhim Chhabra
Name:	RIMJHIM CHHABRA
Title:	VICE-PRESIDENT & MANAGER

Please submit this Consent of Lender by email or fax to:

Eugene C. Kim

Sheppard Mullin Richter & Hampton LLP

333 South Hope Street, 43rd Floor

Los Angeles, CA 90071

213.617.5404 | direct telephone

213.443.2777 | direct fax

ekim@sheppardmullin.com

Receipt of email submissions will be confirmed.

No original signatures are required to be submitted.

Consent of Lender